NAL FINANCIAL GROUP INC.

                        DIRECTORS' 1996 STOCK OPTION PLAN

        This NAL Financial Group Inc. Directors' 1996 Stock Option Plan (the "Plan") is adopted effective as of November 20, 1996. The Plan provides for the grant, to certain members of the Board of Directors of NAL Financial Group Inc. (the "Company") and its subsidiaries who are not at the time of such grant employees of the Company or any subsidiary thereof, of Options to purchase ("Options") shares of common stock of the Company and related stock appreciation rights and for the issuance, transfer or sale of such stock upon the exercise of such Options.

        1. Purpose. The purpose of the Plan is to provide additional incentive to the non-employee directors of the Company and its subsidiaries, who are responsible for the management and growth of the Company or otherwise materially contribute to the conduct and direction of its business, operations and affairs, in order to strengthen their desire to remain as directors of the Company or its subsidiaries, to strengthen their bond to the Company, to stimulate their efforts on behalf of the Company and to retain and attract persons of competence, and, by encouraging ownership of a stock interest in the Company, to gain for the organization the advantages inherent in directors having a sense of proprietorship.

        2. The Stock. The aggregate number of shares of stock which may be issued, transferred or sold upon the exercise of Options granted under the Plan shall not, except as such number may be adjusted in accordance with Paragraph
(g) of Article 5 hereof, exceed 250,000 shares of Common Stock of NAL ("Common Stock"), which may be either authorized and unissued shares or issued shares reacquired by the Company. Notwithstanding the above limitation, if any Option granted under the Plan shall expire, terminate or be canceled for any reason without having been exercised in full, the corresponding number of unexercised shares shall again be available for the purposes of the Plan.

        3. Eligibility. Options and related stock appreciation rights shall be granted only to members of the Board of Directors of the Company or a subsidiary thereof who, at the time of the grant of the Option, are not employees of the Company or any subsidiary thereof. A person to whom the Option is granted hereunder is hereinafter sometimes referred to as an "Optionee." The Board of Directors of the Company will determine the directors who are to be granted Options under the Plan and the number of shares subject to each Option. Notwithstanding anything herein to the contrary, no otherwise eligible person serving upon the Board of Directors (if administering the Plan) or the committee appointed by its Board of Directors and constituted as provided in Article 7 hereof (the "Committee") shall be prohibited from receiving Options during any period, provided, however, such person must abstain from voting upon the grant of such Options.

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        4.      Grant of Stock Appreciation Rights.

                (a) The Board of Directors may, in connection with all or any part of an Option granted to a director under the Plan, grant to such director (or to any person or persons having the right to exercise such Option upon the death or incapacity of the director as provided in Paragraph (d) of Article 6 hereof) a related stock appreciation right, either at the time the related Option is granted or at any time thereafter prior to the exercise, termination or cancellation of such Option, on such terms and conditions as the Board of Directors shall from time to time determine. The grantee of a related stock appreciation right shall have the right to surrender to the Company for cancellation all or a portion of the related Option granted under the Plan, but only to the extent that such Option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of: (i) the aggregate fair market value of the shares of Common Stock subject to the Option or portion thereof surrendered (determined as of the date of exercise of such stock appreciation right); over (ii) the aggregate exercise price of the shares of Common Stock subject to the portion thereof surrendered.

                (b) Payment due upon exercise of a stock appreciation right shall be made (i) in cash, (ii) in Common Stock (valued at the fair market value thereof as of the date of exercise), or (iii) partly in cash and partly in Common Stock (valued at the fair market value thereof as of the date of exercise), all as determined by the Board of Directors in its sole discretion. If the Board of Directors shall determine to make all of such payment in Common Stock, no fractional shares of Common Stock shall be issued and no payments shall be made in lieu of fractional shares.

                (c) The grant of a stock appreciation right shall be subject to execution, by the recipient thereof, of an instrument in writing in a form approved by the Board of Directors, which shall contain further terms and conditions, as deemed appropriate by the Board of Directors, relative to, among others, the grant, exercise or disposition of such stock appreciation rights. The terms of such instrument need not be identical for all grantees of such stock appreciation rights.

        5.      General Terms of Options.

                (a) Consideration. Subject to the terms of Paragraph (a) of
Article 6 hereof, the Board of Directors shall determine the consideration to the Company, if any, for the granting of Options under the Plan, as well as the conditions, if any, which it may deem appropriate to ensure that such consideration will be received by, or will accrue to, the Company, and in the discretion of the Board of Directors, such consideration need not be the same, but may vary for Options granted under the Plan at the same time or from time to time.

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                (b) Number of Options which may be Granted to, and Number of
Shares which may be Acquired by, Optionees. The Board of Directors may grant more than one Option to an individual during the life of the Plan and, such Option may be in addition to, in tandem with, or in substitution for, Options previously granted under the Plan or of another corporation and assumed by the Company.

               The Board of Directors may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the director of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such director. Such new Option shall be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Board of Directors at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered (except as otherwise provided in Paragraph
(f) below).

                (c) Period of Grant of Options. Options under the Plan may be granted at any time after the Plan has become effective and has been approved by the Board of Directors of the Company. However, no Options shall be granted under the Plan after November 20, 2006.

                (d) Option Agreement. The Company shall effect the grant of Options under the Plan, in accordance with determinations made by the Board of Directors or the Committee, by execution of instruments in writing in a form approved by the Board of Directors or the Committee ("Option Agreement"). Each Option Agreement shall contain such terms and conditions (which need not be the same for all Options, whether granted at the same time or at different times) as the Board of Directors shall deem to be appropriate and not inconsistent with the provisions of the Plan, and such terms and conditions shall be agreed to in writing by the Optionee. The Board of Directors may, in its sole discretion, and subject to such terms and conditions as it may adopt, accelerate the date or dates on which some or all outstanding Options may be exercised. Options shall be exercised by submitting to the Company a signed copy of a notice of exercise in a form to be supplied by the Company. The exercise of an Option shall be effective on the date on which the Company receives such notice at its principal corporate offices.

                (e) Non-Transferability of Option, No Option granted under the Plan shall be transferable by the holder thereof otherwise than by will or by the laws of descent and distribution, and such Option shall be exercisable, during the holder's lifetime, only by such holder, or in case of the legal incapacity of a holder, by such holder's legal representative.

                (f) Reorganization, Merger or Sale of Assets. If at any time while an Option, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of substantially all of the Company's


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properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of an Option, subject to Paragraph (h) below, shall upon such reorganization, merger, consolidation, sale or transfer thereafter be entitled to receive upon payment of the exercise price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of the Option would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if the Option had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Paragraph (f) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Option. If the per-share consideration payable to the Optionee hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Committee.

                (g) Capital Adjustments. The maximum number of shares as to which Options or stock appreciation rights may be granted under the Plan shall be proportionately adjusted, and the terms of outstanding Options or stock appreciation rights shall be adjusted, as the Board of Directors or the Committee shall determine to be equitably required, in the event that the Company effects one or more stock dividends, stock split-ups or reverse stock splits, recapitalization, combinations, reclassifications, subdivisions, consolidations of shares or like change in the capital structure of the Company. Any determination made under this Paragraph (g) by the Board of Directors or the Committee shall be final and conclusive.

               The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding awards of Options or stock appreciation rights.

               The Board of Directors may grant Options or stock appreciation rights in substitution for stock options, stock appreciation rights, or similar awards in connection with a transaction described in the first paragraph of this Paragraph (g). Notwithstanding any provision of the Plan (other than the limitation of Article 2), the terms of such substituted Option grant shall be as the Board of Directors, in its discretion, determines is appropriate; provided, however, that no such action by the Committee shall deprive any person, without such person's consent, of any rights previously granted pursuant to the Plan.

                (h) Termination of Options and Rights. The Board of Directors, in its sole discretion, may terminate all or less than all of the outstanding

Options and stock appreciation rights in the event of the liquidation of the Company or in the event that the Company is party to a corporate transaction described in Paragraph (f) above. In the event of such termination, the Committee shall give each Participant written notice of the termination and a period of fourteen days in which to exercise his Options and stock appreciation rights, to the extent they are

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otherwise exercisable. The Board of Directors, in its sole discretion, may accelerate the exercisability of an Option or stock appreciation rights to allow for its exercise during such fourteen day period.

                (i) Optionees not Stockholders, An Optionee or a legal representative thereof shall have none of the rights of a stockholder with respect to shares subject to Options until such shares shall be issued, transferred or sold upon exercise of the Option.

                (j) Fair Market Value. As used in the Plan, the term "fair market value" shall: (i) if the Common Stock of the Company is traded in the over-the-counter market, be the mean between the closing bid and asked sales prices for Common Stock of the Company as reported by the National Quotations Bureau, Inc. (or similar quotation agency) on the date the calculation thereof shall be made; or the NASDAQ Small-Cap Index or National Market System; or (ii) if the Common Stock of the Company is listed on a national securities exchange, be the mean between the high and low sales prices for Common Stock of the Company on such exchange on the date the calculation thereof shall be made, in each case with such adjustments, if any, as shall be made in accordance with Paragraph (f) of this Article 5. In the event the date of calculation shall be a date on which there shall not have been reported a closing bid and asked price for Common Stock of the Company, or a date which shall not be a trading date on such national securities exchange, as the case may be, determination of fair market value shall be made as of the first date prior thereto on which there shall have been reported a closing bid and asked price for Common Stock of the Company or the first date prior thereto which shall have been a trading date on such national securities exchange, as the case may be.

                (k) Type of Option. Options granted under the Plan shall be in a form of Options not qualifying as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended. It is intended that the Options and stock appreciation rights granted hereunder shall be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Whenever possible, each provision of the Plan or each Option Agreement shall be interpreted in such a manner as to cause such Option or stock appreciation right to be so exempt from Section 16(b) of the Exchange Act. If a provision of this Plan or the Option Agreement shall cause such Option or stock appreciation right not to be exempt under Section 16(b) of the Exchange Act, such provision at the discretion of the Committee shall be deemed ineffective to the extent it shall cause such failure to be exempt without invalidating the remainder of such provision, the Plan or the Option Agreement.

        6.      Specific Terms of Options.


                (a) Option Price. The price or prices per share for shares of Common Stock to be sold pursuant to an Option shall be fixed by the Board of Directors, but not less, in any case, than the fair market value per share of such stock on the date of the granting of the Option.

               For the purposes of this Article 6, the date of the granting of an Option under the Plan shall be the date fixed by the Board of Directors as the date for such Option.

                (b)     Period of Option.

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                        (i) Notwithstanding any other provisions contained in
this Plan, each Option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board of Directors shall specify in the Option Agreement.

                         (ii) Options will be exercisable thereafter over the
Option Period, which shall be for that period fixed by the Board of Directors, and shall be exercisable at such times and in such amounts as determined by the Board of Directors at the time each Option is granted. Notwithstanding any other provision contained in this Plan, no Option shall be exercisable after the expiration of the Option Period. Except as provided in Paragraphs (c) and (d) of this Article 6, no Option may be exercised unless the Optionee is then a director of the Company or a subsidiary thereof.

                (c)     Termination of Status as Director.

                         (i) Except as may otherwise be provided in an Option
Agreement, an Optionee whose status as a director of the Company or a subsidiary thereof terminates by reason other than death, incapacity or for cause shall be entitled to exercise such Option (A) only if and to the extent that the Optionee was entitled to exercise the Option at the date of the termination of his status as a director, (B) only within the 30 day period next succeeding such termination and (C) in no event after the expiration of the Option Period.

                         (ii) An Optionee whose status as a director of the
Company or a subsidiary thereof is terminated for cause, as determined by the Board of Directors in its sole discretion, shall not be entitled to exercise any Option following such termination and any such Option which the director was otherwise entitled to exercise immediately prior to such termination shall be forfeited upon such termination.

                (d) Death or Incapacity of Optionee. If an Optionee should die while a director of the Company or a subsidiary thereof, an Option theretofore granted shall be exercisable by the estate of the Optionee, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, but then only if and to the extent that the Optionee was entitled to exercise the Option at the date of death and only within the twelve-month period next succeeding the death of the Optionee and in no event after the expiration of the Option Period. Upon the legal incapacity of an Optionee, any Option held by the Optionee shall be exercisable by the Optionee's legal representative pursuant to the terms of this Paragraph (d) of
Article 6. Notwithstanding any other provision of this Plan, the exercise of an Option or a related stock appreciation right following the death or legal incapacity of an Optionee shall be subject to the terms, conditions and limitations imposed by the Board of Directors in connection with the Option grant and/or in the Option Agreement.

                (e) Payment for Shares. Payment for shares of Common Stock purchased shall be made in full at the time of exercise of the Option by check made payable to the Company.

        7. Administration of the Plan. The Plan shall be administered under the supervision of the Board of Directors of the Company or by a Committee, which the Board of Directors may

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appoint at any time, consisting of at least three members of the Board of
Directors, who shall be appointed by, and shall serve at the pleasure of, the Board of Directors. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be acts of the Committee.

               In addition to the discretionary authority of the Board of Directors or of the Committee set forth in other Articles hereof, the Board of Directors or the Committee is authorized to establish such rules and regulations for the proper administration of the Plan as it may deem advisable and not inconsistent with provisions of the Plan. Unless otherwise determined by the Board of Directors, all questions arising under the Plan or under any rule or regulation with respect to the Plan adopted by the Board of Directors or the Committee, whether such questions involve an interpretation of the Plan or otherwise, shall be decided by the Board of Directors or the Committee, and its decisions shall be conclusive and binding in all cases.

               The Board of Directors shall determine the directors to whom Options under the Plan are to be granted and the number of shares to be covered by each Option granted. In selecting the individuals to whom Options shall be granted, as well as in determining the number of shares subject to each Option, the Board of Directors shall consider the positions and responsibilities of the individuals being considered, the nature of the services and accomplishments of each, the value to the Company of their services, their present and potential contribution to the success of the Company, the anticipated number of years of service remaining, and such other factors as the Board of Directors may deem relevant.

        8.      Amendment and Discontinuance of the Plan.

                (a) The Board of Directors of the Company may at any time alter, suspend or terminate the Plan, but, except in accordance with the provisions of

Paragraph (f) of Article 5 and this Article 8, no change shall be made which will have a material adverse effect upon any Option previously granted unless the consent of the Optionee is obtained.

                (b) The Company intends that Options granted hereunder shall comply with the provisions of applicable law. Should any of the foregoing provisions not be necessary in order to so comply or should any additional provisions be required, the Board of Directors may in its complete and total discretion amend the Plan in the manner it deems appropriate.

                (c) Notwithstanding the foregoing provisions of this Article 8, no person may be divested of the ownership of Common Stock previously issued, sold or transferred under the Plan.

        9. Other Conditions. If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option granted under the Plan is or may in the circumstances be unlawful under the statutes, rules or regulations of the United States, or any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or

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registration under the Securities Act of 1933 or otherwise with respect to shares of stock or Options under the Plan, until the right to exercise any such Option shall be lawful.

               Upon the termination or suspension of any period set forth herein, any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available upon exercise of the Option before such suspension and to shares which would otherwise have become available for purchase during the period of such suspension, but no such suspension shall extend any Option Period.

               At the time of any grant or exercise of any Option, the Company may, if it shall deem it necessary or desirable for any reason connected with any law or regulation of any governmental authority relative to the regulation of securities, condition the grant and/or exercise of such Option by the Optionee upon requiring the Optionee to make certain representations to the Company to the satisfaction of the Company as to correctness of such representations.

        10. Approval; Effective Date. The Plan was adopted by the Board of Directors of the Company and became effective as of November 20, 1996 ("Effective Date"); however, Options granted to otherwise eligible directors in 1996 prior to the Effective Date shall be deemed to be granted under the Plan and the Plan shall be deemed to be effective as of the dates of such grants for such purpose.

                                                     NAL FINANCIAL GROUP INC.


                                                   By:  /s/ Robert R. Bartolini
                                                       -------------------------
                                                        Robert R. Bartolini
                                                        Chief Executive Officer

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